Exhibit 99.1

PFSweb Reports Second Quarter Record Results

Q2 Service Fee Equivalent Revenue up 40% to $39.8 Million; Adjusted EBITDA up 138% to $4.1 Million

Allen, TX – August 10, 2015 – PFSweb, Inc. (NASDAQ: PFSW), a global provider of end-to-end eCommerce solutions, reported results for the second quarter ended June 30, 2015.

Second Quarter 2015 Highlights vs. Year-Ago Quarter

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 40% to a Q2 record $39.8 million

•	Service fee gross margin increased 180 basis points to 31.8%

•	Adjusted EBITDA (a non-GAAP measure defined below) increased 138% to a Q2 record $4.1 million

Management Commentary

“We are pleased to once again report record quarterly results,” said Michael Willoughby, CEO of PFSweb. “These results reflect continued strong execution for our new and existing clients. In addition, our service fee equivalent revenue and Adjusted EBITDA again benefitted from higher margin incremental project activity in our digital agency and technology services businesses. Our second quarter was also highlighted by the acquisition of MODA, which expands our offerings into the U.K. and adds integration capabilities with the Magento software platform. We believe our continuous execution, high level of client referenceability, and expansion of agency and technology service offerings are validating our position as a leader among full-service eCommerce providers.

“As recently announced, the breadth of our agency and technology service offering has been further enhanced through our acquisition of CrossView in August. Through combining CrossView’s IBM WebSphere and SAP hybris related capabilities with our Demandware, Oracle Commerce and Magento experience, we believe we are now the only provider of end-to-end eCommerce solutions in the marketplace supporting all five major eCommerce software platforms. CrossView also provides us with a robust B2B front-end commerce platform which, we believe, when combined with our strong B2B order fulfillment, customer care and financial services capabilities, creates a unique B2B offering. By providing complete platform choice and a strong B2B full-service solution, we believe we will be able to target an even larger addressable market. As a result, we plan to further ramp our sales and marketing efforts to capitalize on the newly added capabilities and the cross sell opportunities from the CrossView acquisition.”

2015 Outlook

As announced in the company’s CrossView acquisition press release dated August 3, 2015, PFSweb has increased its 2015 service fee equivalent revenue guidance to range between $175 million and $185 million, up from $160 million to $170 million. This reflects growth of 26% to 33% from 2014. The company has also increased its adjusted EBITDA target to range between $18 million to $20 million, up from $16 million to $18 million. This reflects growth of 32% to 47% from 2014. This guidance excludes the impact of potential future acquisitions.

The updated guidance is based on the strength of the pre-acquisition PFSweb business and the contribution from the CrossView acquisition. The new service fee equivalent revenue and adjusted EBITDA guidance also reflects the expectation that CrossView revenues will be seasonally lower in the last quarter compared to the first three quarters, which is typical of commerce system integrators. The new guidance also includes the impact from increased sales and marketing expenses in the remainder of 2015, as well as expenses related to preparation for the 2015 holiday season.

Second Quarter 2015 Financial Results

Total revenues in the second quarter of 2015 increased 17% to $63.2 million compared to $54.0 million in the same period of 2014. Service fee revenue in the second quarter of 2015 increased 43% to $39.1 million compared to $27.4 million last year. Product revenue was $13.7 million compared to $18.1 million in the same period of 2014 due to ongoing restructuring activities by the company’s largest client in this segment.

Service fee equivalent revenue in the second quarter of 2015 increased 40% to a second quarter record $39.8 million compared to $28.5 million in the same period of 2014.

Service fee gross margin in the second quarter increased 180 basis points to 31.8% compared to 30.0% in the same period of 2014. The 2015 quarter included a higher proportion of professional and technology services, including the impact from our acquisitions of Rev Solutions and LiveAreaLabs and certain incremental projects.

Adjusted EBITDA increased 138% to a second quarter record $4.1 million in of 2015 compared to $1.7 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA increased 430 basis points to 10.3% compared to 6.0% in the year-ago quarter.

Net loss in the second quarter was $1.9 million or $(0.11) per diluted share, compared to a net loss of $2.4 million or $(0.14) per diluted share in the same period of 2014. Net loss in the second quarter of 2015 included $1.2 million in stock-based compensation expense and $1.1 million in acquisition related and restructuring costs. This compares to $0.9 million in stock-based compensation expense and $0.2 million in acquisition related and restructuring costs in the same period of 2014.

Non-GAAP net income (a non-GAAP measure defined below) in the second quarter of 2015 was $0.6 million or $0.03 per diluted share, compared to non-GAAP net loss of $1.4 million or $(0.08) per diluted share in the second quarter of 2014.

At June 30, 2015, cash and cash equivalents was $15.7 million compared to $18.1 million at December 31, 2014. Total debt decreased to $9.5 million from $10.9 million at December 31, 2014.

First Half 2015 Financial Results

Total revenues in the first six months of 2015 increased 14% to $127.0 million compared to $111.3 million in the same period of 2014. Service fee revenue in the first six months of 2015 increased 38% to $75.8 million compared to $55.0 million last year. Product revenue was $30.3 million compared to $39.8 million in the same period of 2014.

Service fee equivalent revenue in the first six months of 2015 increased 35% to $77.5 million compared to $57.3 million in the same period of 2014.

Service fee gross margin in the first six months of 2015 increased 140 basis points to 31.6% compared to 30.2% in the same period of 2014.

Adjusted EBITDA increased 97% to $7.8 million in the first six months of 2015 compared to $4.0 million in the same period of 2014. As a percentage of service fee equivalent revenue, adjusted EBITDA increased 320 basis points to 10.1% compared to 6.9% in the year-ago period.

Net loss in the first six months of 2015 was $3.6 million or $(0.21) per diluted share, compared to a net loss of $4.2 million or $(0.25) per diluted share in the same period of 2014. Net loss in the first six months of 2015 included $2.0 million in stock-based compensation expense and $1.9 million in acquisition related and restructuring costs. This compares to $1.7 million in stock-based compensation expense and $0.2 million in acquisition related and restructuring costs in the same period of 2014.

Non-GAAP net income in the first six months of 2015 was $0.7 million or $0.04 per diluted share, compared to non-GAAP net loss of $2.4 million or $(0.14) per diluted share in the same period of 2014.

Conference Call

PFSweb will conduct a conference call today at 4:30 p.m. Eastern time to discuss its results for the second quarter ended June 30, 2015.

The company’s CEO Mike Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, August 10, 2015

Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)

Toll-free dial-in number: 1-888-539-3678

International dial-in number: 1-719-325-2454

Conference ID: 8118507

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=115575 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 7:30 p.m. Eastern time on the same day through August 24, 2015.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 8118507

About PFSweb Inc.

PFSweb (NASDAQ: PFSW) is a global provider of end-to-end eCommerce solutions including digital agency and marketing services, technology development services, business process outsourcing services and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Ricoh, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, London, Munich and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad or Android device.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related costs and restructuring and other charges.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related costs and restructuring and other charges and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2014 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios Group Inc.

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	June 30, 2015	December 31, 2014

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,721	$18,128
Restricted cash	374	521
Accounts receivable, net of allowance for doubtful accounts of $446 and $447 at June 30, 2015 and December 31, 2014, respectively	42,961	59,126
Inventories, net of reserves of $635 and $768 at June 30, 2015 and December 31, 2014, respectively	10,333	10,534
Other receivables	4,565	5,638
Prepaid expenses and other current assets	4,551	7,103

Total current assets	78,505	101,050

PROPERTY AND EQUIPMENT, net	23,912	26,604
INTANGIBLE ASSETS, net	1,813	2,170
GOODWILL	10,322	8,366
OTHER ASSETS	2,101	2,556

Total assets	116,653	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$5,717	$6,850
Trade accounts payable	27,839	38,842
Deferred revenue	6,806	9,098
Accrued expenses	24,124	28,473

Total current liabilities	64,486	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,739	4,062
DEFERRED REVENUE	4,481	5,355
DEFERRED RENT	4,561	4,870
OTHER LONG-TERM LIABILITIES	368	3,091

Total liabilities	77,635	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 17,511,982 and 17,047,093 shares issued at June 30, 2015 and December 31, 2014, respectively; and 17,478,515 and 17,013,622 shares outstanding as of June 30, 2015 and December 31, 2014, respectively	17	17
Additional paid-in capital	132,631	129,457
Accumulated deficit	(93,519)	(89,926)
Accumulated other comprehensive income	14	682
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	39,018	40,105

Total liabilities and shareholders’ equity	$116,653	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
REVENUES:
Product revenue, net	$13,658	$18,120	$30,312	$39,842
Service fee revenue	39,075	27,384	75,783	54,982
Pass-thru revenue	10,443	8,539	20,927	16,448

Total revenues	63,176	54,043	127,022	111,272

COSTS OF REVENUES:
Cost of product revenue	12,911	17,039	28,619	37,555
Cost of service fee revenue	26,645	19,160	51,800	38,380
Cost of pass-thru revenue	10,443	8,539	20,927	16,448

Total costs of revenues	49,999	44,738	101,346	92,383

Gross profit	13,177	9,305	25,676	18,889
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	14,676	11,485	28,290	22,507

Income (loss) from operations	(1,499)	(2,180)	(2,614)	(3,618)
INTEREST EXPENSE (INCOME), NET	223	173	541	316

Income (loss) before income taxes	(1,722)	(2,353)	(3,155)	(3,934)
INCOME TAX PROVISION (BENEFIT)	178	42	438	271

NET INCOME (LOSS)	$(1,900)	$(2,395)	$(3,593)	$(4,205)

NON-GAAP NET INCOME (LOSS)	$613	$(1,379)	$743	$(2,395)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.11)	$(0.14)	$(0.21)	$(0.25)

Diluted	$(0.11)	$(0.14)	$(0.21)	$(0.25)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	17,368	16,736	17,257	16,630

Diluted	17,368	16,736	17,257	16,630

EBITDA	$1,810	$698	$3,950	$2,150

ADJUSTED EBITDA	$4,083	$1,714	$7,806	$3,960

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

NET INCOME (LOSS)	$(1,900)	$(2,395)	$(3,593)	$(4,205)
Income tax expense (benefit)	178	42	438	271
Interest expense, net	223	173	541	316
Depreciation and amortization	3,309	2,878	6,564	5,768

EBITDA	$1,810	$698	$3,950	$2,150
Stock-based compensation	1,150	862	1,954	1,656
Acquisition related and restructuring costs	1,123	154	1,902	154

ADJUSTED EBITDA	$4,083	$1,714	$7,806	$3,960

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

NET INCOME (LOSS)	$(1,900)	$(2,395)	$(3,593)	$(4,205)
Stock-based compensation	1,150	862	1,954	1,656
Amortization of intangible assets	240	—	480	—
Acquisition related and restructuring costs	1,123	154	1,902	154

NON-GAAP NET INCOME (LOSS)	$613	$(1,379)	$743	$(2,395)

NET INCOME (LOSS) PER SHARE:
Basic	$(0.11)	$(0.14)	$(0.21)	$(0.25)

Diluted	$(0.11)	$(0.14)	$(0.21)	$(0.25)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.04	$(0.08)	$0.04	$(0.14)

Diluted	$0.03	$(0.08)	$0.04	$(0.14)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

TOTAL REVENUES	$63,176	$54,043	$127,022	$111,272
Pass-thru revenue	(10,443)	(8,539)	(20,927)	(16,448)
Cost of product revenue	(12,911)	(17,039)	(28,619)	(37,555)

SERVICE FEE EQUIVALENT REVENUE	$39,822	$28,465	$77,476	$57,269

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$13,658	$—	$13,658
Service fee revenue	35,841	3,234	—	39,075
Service fee revenue - affiliate	3,150	169	(3,319)	—
Pass-thru revenue	10,443	—	—	10,443

Total revenues	49,434	17,061	(3,319)	63,176

COSTS OF REVENUES:
Cost of product revenue	—	12,911	—	12,911
Cost of service fee revenue	26,611	3,198	(3,164)	26,645
Cost of pass-thru revenue	10,443	—	—	10,443

Total costs of revenues	37,054	16,109	(3,164)	49,999

Gross profit	12,380	952	(155)	13,177
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	14,249	582	(155)	14,676

Income (loss) from operations	(1,869)	370	—	(1,499)
INTEREST EXPENSE (INCOME), NET	121	102	—	223

Income (loss) before income taxes	(1,990)	268	—	(1,722)
INCOME TAX PROVISION (BENEFIT)	86	92	—	178

NET INCOME (LOSS)	$(2,076)	$176	$—	$(1,900)

NON-GAAP NET INCOME (LOSS)	$437	$176	$—	$613

EBITDA	$1,421	$389	$—	$1,810

ADJUSTED EBITDA	$3,694	$389	$—	$4,083

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,076)	$176	$—	(1,900)
Income tax expense (benefit)	86	92	—	178
Interest expense (income), net	121	102	—	223
Depreciation and amortization	3,290	19	—	3,309

EBITDA	$1,421	$389	$—	$1,810
Stock-based compensation	1,150	—	—	1,150
Acquisition related and restructuring costs	1,123	—	—	1,123

ADJUSTED EBITDA	$3,694	$389	$—	$4,083

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,076)	$176	$—	$(1,900)
Stock-based compensation	1,150	—	—	1,150
Amortization of intangible assets	240	—	—	240
Acquisition related and restructuring costs	1,123	—	—	1,123

NON-GAAP NET INCOME (LOSS)	$437	$176	$—	$613

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$18,120	$—	$18,120
Service fee revenue	24,423	2,961	—	27,384
Service fee revenue - affiliate	3,176	595	(3,771)	—
Pass-thru revenue	8,539	—	—	8,539

Total revenues	36,138	21,676	(3,771)	54,043

COSTS OF REVENUES:
Cost of product revenue	—	17,039	—	17,039
Cost of service fee revenue	19,557	3,093	(3,490)	19,160
Cost of pass-thru revenue	8,539	—	—	8,539

Total costs of revenues	28,096	20,132	(3,490)	44,738

Gross profit	8,042	1,544	(281)	9,305
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,719	1,047	(281)	11,485

Income (loss) from operations	(2,677)	497	—	(2,180)
INTEREST EXPENSE (INCOME), NET	33	140	—	173

Income (loss) before income taxes	(2,710)	357	—	(2,353)
INCOME TAX PROVISION (BENEFIT)	(49)	91	—	42

NET INCOME (LOSS)	$(2,661)	$266	$—	$(2,395)

NON-GAAP NET INCOME (LOSS)	$(1,645)	$266	$—	$(1,379)

EBITDA	$157	$541	$—	$698

ADJUSTED EBITDA	$1,173	$541	$—	$1,714

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,661)	$266	$—	(2,395)
Income tax expense (benefit)	(49)	91	—	42
Interest expense (income), net	33	140	—	173
Depreciation and amortization	2,834	44	—	2,878

EBITDA	$157	$541	$—	$698
Stock-based compensation	862	—	—	862
Acquisition related costs	154	—	—	154

ADJUSTED EBITDA	$1,173	$541	$—	$1,714

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,661)	$266	$—	$(2,395)
Stock-based compensation	862	—	—	862
Acquisition related costs	154	—	—	154

NON-GAAP NET INCOME (LOSS)	$(1,645)	$266	$—	$(1,379)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$30,312	$—	$30,312
Service fee revenue	68,573	7,210	—	75,783
Service fee revenue - affiliate	6,643	373	(7,016)	—
Pass-thru revenue	20,927	—	—	20,927

Total revenues	96,143	37,895	(7,016)	127,022

COSTS OF REVENUES:
Cost of product revenue	—	28,619	—	28,619
Cost of service fee revenue	51,268	7,144	(6,612)	51,800
Cost of pass-thru revenue	20,927	—	—	20,927

Total costs of revenues	72,195	35,763	(6,612)	101,346

Gross profit	23,948	2,132	(404)	25,676
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	27,479	1,215	(404)	28,290

Income (loss) from operations	(3,531)	917	—	(2,614)
INTEREST EXPENSE (INCOME), NET	327	214	—	541

Income (loss) before income taxes	(3,858)	703	—	(3,155)
INCOME TAX PROVISION (BENEFIT)	192	246	—	438

NET INCOME (LOSS)	$(4,050)	$457	$—	$(3,593)

NON-GAAP NET INCOME (LOSS)	$286	$457	$—	$743

EBITDA	$2,990	$960	$—	$3,950

ADJUSTED EBITDA	$6,846	$960	$—	$7,806

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,050)	$457	$—	(3,593)
Income tax expense (benefit)	192	246	—	438
Interest expense (income), net	327	214	—	541
Depreciation and amortization	6,521	43	—	6,564

EBITDA	$2,990	$960	$—	$3,950
Stock-based compensation	1,954	—	—	1,954
Acquisition related and restructuring costs	1,902	—	—	1,902

ADJUSTED EBITDA	$6,846	$960	$—	$7,806

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,050)	$457	$—	$(3,593)
Stock-based compensation	1,954	—	—	1,954
Amortization of intangible assets	480	—	—	480
Acquisition related and restructuring costs	1,902	—	—	1,902

NON-GAAP NET INCOME (LOSS)	$286	$457	$—	$743

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$39,842	$—	$41,703
Service fee revenue	48,576	6,406	—	55,025
Service fee revenue - affiliate	6,866	1,210	(8,076)	(1,904)
Pass-thru revenue	16,448	—	—	16,448

Total revenues	71,890	47,458	(8,076)	111,272

COSTS OF REVENUES:
Cost of product revenue	—	37,555	—	36,781
Cost of service fee revenue	39,077	6,709	(7,406)	39,154
Cost of pass-thru revenue	16,448	—	—	16,448

Total costs of revenues	55,525	44,264	(7,406)	92,383

Gross profit	16,365	3,194	(670)	18,889
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	20,895	2,282	(670)	22,507

Income (loss) from operations	(4,530)	912	—	(3,618)
INTEREST EXPENSE (INCOME), NET	32	284	—	316

Income (loss) before income taxes	(4,562)	628	—	(3,934)
INCOME TAX PROVISION (BENEFIT)	81	190	—	271

NET INCOME (LOSS)	$(4,643)	$438	$—	$(4,205)

NON-GAAP NET INCOME (LOSS)	$(2,833)	$438	$—	$(2,395)

EBITDA	$1,151	$999	$—	$2,150

ADJUSTED EBITDA	$2,961	$999	$—	$3,960

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,643)	$438	$—	(4,205)
Income tax expense (benefit)	81	190	—	271
Interest expense (income), net	32	284	—	316
Depreciation and amortization	5,681	87	—	5,768

EBITDA	$1,151	$999	$—	$2,150
Stock-based compensation	1,656	—	—	1,656
Acquisition related costs	154	—	—	154

ADJUSTED EBITDA	$2,961	$999	$—	$3,960

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,643)	$438	$—	$(4,205)
Stock-based compensation	1,656	—	—	1,656
Acquisition related costs	154	—	—	154

NON-GAAP NET INCOME (LOSS)	$(2,833)	$438	$—	$(2,395)

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of June 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,036	$6,685	$—	$15,721
Restricted cash	—	374	—	374
Accounts receivable, net	30,064	13,727	(830)	42,961
Inventories, net	—	10,333	—	10,333
Other receivables	160	4,405	—	4,565
Prepaid expenses and other current assets	3,687	864	—	4,551

Total current assets	42,947	36,388	(830)	78,505

PROPERTY AND EQUIPMENT, net	23,858	54	—	23,912
RECEIVABLE/INVESTMENT IN AFFILIATES	11,039	—	(11,039)	—
INTANGIBLE ASSETS, net	1,813	—	—	1,813
GOODWILL	10,322	—	—	10,322
OTHER ASSETS	2,101	—	—	2,101

Total assets	92,080	36,442	(11,869)	116,653

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,550	$2,167	$—	$5,717
Trade accounts payable	8,393	20,287	(841)	27,839
Deferred revenue	6,806	—	—	6,806
Accrued expenses	19,394	4,730	—	24,124

Total current liabilities	38,143	27,184	(841)	64,486

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,739	—	—	3,739
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	4,481	—	—	4,481
DEFERRED RENT	4,561	—	—	4,561
OTHER LONG-TERM LIABILITIES	368	—	—	368

Total liabilities	51,292	49,229	(22,886)	77,635

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	1,019	(1,019)	17
Capital contributions	—		—	—
Additional paid-in capital	134,557	28,060	(29,986)	132,631
Retained earnings (accumulated deficit)	(93,661)	(43,128)	43,270	(93,519)
Accumulated other comprehensive income	—	1,262	(1,248)	14
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	40,788	(12,787)	11,017	39,018

Total liabilities and shareholders’ equity	$92,080	$36,442	$(11,869)	$116,653

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2014

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,671	$11,457	$—	$18,128
Restricted cash	—	521	—	521
Accounts receivable, net	42,081	18,415	(1,370)	59,126
Inventories, net	—	10,534	—	10,534
Other receivables	—	5,638	—	5,638
Prepaid expenses and other current assets	6,141	962	—	7,103

Total current assets	54,893	47,527	(1,370)	101,050

PROPERTY AND EQUIPMENT, net	26,478	126	—	26,604
RECEIVABLE/INVESTMENT IN AFFILIATES	9,938	—	(9,938)	—
INTANGIBLE ASSETS, net	2,170	—	—	2,170
GOODWILL	8,366	—	—	8,366
OTHER ASSETS	2,527	29	—	2,556

Total assets	104,372	47,682	(11,308)	140,746

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,583	$3,267	$—	$6,850
Trade accounts payable	13,001	27,211	(1,370)	38,842
Deferred revenue	9,098	—	—	9,098
Accrued expenses	21,338	7,135	—	28,473

Total current liabilities	47,020	37,613	(1,370)	83,263

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	4,062	—	—	4,062
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	5,355	—	—	5,355
DEFERRED RENT	4,870	—	—	4,870
OTHER LONG-TERM LIABILITIES	3,091	—	—	3,091

Total liabilities	64,398	59,658	(23,415)	100,641

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	17	19	(19)	17
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	129,457	28,060	(28,060)	129,457
Retained earnings (accumulated deficit)	(90,061)	(42,711)	42,846	(89,926)
Accumulated other comprehensive income	686	1,656	(1,660)	682
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	39,974	(11,976)	12,107	40,105

Total liabilities and shareholders’ equity	$104,372	$47,682	$(11,308)	$140,746

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2014.